SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE.  THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

THE ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

WES Consulting, Inc.
2745 Bankers Industrial Drive
Atlanta, GA 30360

Gentlemen:

The undersigned understands that WES Consulting Inc., a Florida corporation (the “Company”), is offering for sale up to 2,000,000 Shares of its Common Stock, $.01 par value per share (the “Shares”) at a price of $0.30 per share of common stock.  This offering is made pursuant to a Private Placement Term Sheet (the "Term Sheet") dated December 11, 2009, as more particularly described and set forth in therein.  The undersigned further understands that the issuance of the Shares is part of a private offering by the Company (the “Offering”) that is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), and is being made only to “Accredited Investors” (as defined in Rule 501 of Regulation D under the Securities Act).

Section 1.               Subscription.  Subject to the terms and conditions hereof and the provisions of the Term Sheet, the undersigned hereby irrevocably subscribes the Shares in the amount set forth in Appendix A, which amount is payable as described in Section 4 hereof.  The undersigned acknowledges that the Shares, if issued by the Company, will be subject to restrictions on transfer as further set forth in this Subscription Agreement (the “Agreement”).

Section 2.               Acceptance of Subscription and Issuance of Shares.  It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof.  Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers.  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue the Shares to any person who is a resident of a jurisdiction in which the issuance of the Shares to him would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

Section 3.               The Closing.  Promptly after receiving the subscriptions for the minimum number of Shares as set forth in the Term Sheet, the closings of the issuance of the Shares (the “Closing”) shall take place at the offices of WES Consulting, Inc. or at such other time and place as the Company shall designate by notice to the undersigned.

Section 4.               Payment for Shares.  Payment for the Shares shall be sent to Continental Stock Transfer and Trust Company, the escrow agent, by the undersigned in the form of cashier’s check or wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth in Appendix A hereto.  New Castle shall cause the Company and/or its Transfer Agent to deliver the Shares, issued by the Company, to the undersigned at the Closing.

Section 5.               Representations, Warranties and Covenants of the Undersigned.  The undersigned hereby represents and warrants to and covenants with the Company and each officer, director, and agent of the Company that:

5.1           General.

(a)           The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(b)           The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring an interest in the Shares as an agent or otherwise for any other person.

5.2           Information Concerning the Company.

(a)           The undersigned has received a copy of the Term Sheet.  The undersigned has not received any other offering literature and has relied solely only upon the information contained within the Term Sheet deciding whether to subscribe to the Shares.

(b)           The undersigned is aware that the Company has a limited operating history and is familiar with the business and financial condition, properties, operations and prospects of the Company, all as generally described in the Term Sheet.  The undersigned has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the Term Sheet and has been furnished all such information so requested.

(c)           The undersigned understands that, unless he notifies the Company in writing to the contrary at or before the Closing, all the undersigned’s representations, warranties and acknowledgements contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(d)           The undersigned understands that the investment in the Company through the Shares involves various risks as outlined in the Term Sheet and this Agreement.

(e)           The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(f)           The undersigned acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general advertising, such as media advertising or seminars.

(g)           The undersigned acknowledges that the Company has the right, in its sole and absolute discretion, to abandon this Offering at any time prior to the Closing and to return the previously paid subscription amount as set forth in Appendix A hereto without interest or penalty thereon, to the undersigned.

(h)           The undersigned has not used any person as a “Purchaser Representative” with the meaning of Regulation D of the Securities Act to represent it in determining whether it should purchase the shares.

(i)            The undersigned has sufficient knowledge and experience in financial, business and commercial matters to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto.  In this regard, the undersigned is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon the undersigned's examination and judgment as to the prospects of the Company.

(j)            The undersigned has consulted with the undersigned’s attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed this agreement, the Term Sheet and all documents relating thereto on the undersigned’s behalf.

5.3           Status of Undersigned.

(a)           The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Company through the Shares.

(b)           The undersigned is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.  The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the issued of the Shares.  The undersigned acknowledges that he has completed the Accredited Investor Certificate contained in Appendix B and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

5.4           Restrictions on Transfer or Sale of Securities.

(a)           The undersigned is being issued the Shares (the securities represented thereby being referred to herein as the “Securities”) solely for his own beneficial account, for investment purposes, and not with a view to, or for, resale in connection with any distribution of the Securities.  The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement.  The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b)           The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register the Securities, except for certain registration rights as set forth in Section 8 below, or to take action so as to assist sales pursuant to the Securities Act (including Rule 144 thereunder).  Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities principally only in “private transactions” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned.  As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Securities for an indefinite period of time.

(c)           The undersigned understands that there is no public market for the Shares (prior to registration) and a limited public market exists for the Common Stock of the Company and a more significant public market may never develop.

(d)           The undersigned agrees:  (A) that he will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares, as applicable, under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificate(s) for the Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such shares except upon compliance with the foregoing restrictions.

(e)           The undersigned has not offered or sold any portion of the Shares with others nor has entered into an agreement reselling or otherwise disposing of any portion of the Shares.

Section 6.               Conditions to Obligations of the Undersigned and the Company.  The obligations of the undersigned to purchase and pay for that portion of the Shares specified in Appendix A hereto and of the Company to issue the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent:  (i) the representations and warranties of the undersigned contained in Section 5 hereof, shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing; and (ii) the undersigned shall complete, execute and deliver this Agreement and all documents contemplated hereby and provided for herein.

Section 7.               Legend.  Any certificate for the Shares, if issued, will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE ISSUER OR HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

Section 8.               Registration Rights.

8.1           Registration; Definitions.

(a)           The Company  anticipates that within thirty (30) days following the consummation of the transactions contemplated by this Term Sheet, the Company will use its best efforts to undertake to begin the preparation of a registration statement (the “Registration Statement”) necessary to  (i) register Registrable Securities (as such term is defined below) in connection with the raising of an additional Three Million Dollars ($3,000,000) by the Company and (ii) registration of the Shares and other securities issued in connection with this Offering.  The Registration Statement required hereunder shall be on Form S-1 (or another appropriate form in accordance herewith).  Subject to the terms of this Agreement, the Company shall use its best reasonable efforts to cause the Registration Statement to be filed within sixty (60) days the closing of the Offering and to be declared effective under the Securities Act as promptly as possible after the filing thereof and in any event within 180 days of the date of filing (the “Relevant Effective Date”), and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).  The Company shall file up to one (1) additional registration statement on Form S-1 (or another appropriate form in accordance herewith) and use its commercially reasonable efforts to cause such registration statement, if any, to be declared effective under the Securities Act as promptly as possible to cover any additional Registrable Securities, including any shares of the Company’s common stock issuable under the Placement Warrant and to cover any shares issuable upon payment of dividends in shares of Common Stock. If the Company is obligated to make, and does make, an Additional Registration pursuant to Section 8.3, the Company shall include any additional Registrable Securities in the Additional Registration (subject to any Cutback restriction as described in Section 8.3). In no event shall the Company be obligated to make more than one Additional Registration, whether pursuant to this Section 8.1 (a), Section 8.3 or any other provision of this Agreement

(b)           The term “Registrable Securities” shall mean the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144 (or any successor thereto) under the Securities Act.

(c)           The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

8.2           Remedies.  In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

8.3           Cutback.  In connection with filing the Registration Statement pursuant to Section 8.1 hereof, if the Commission limits the amount of Registrable Securities to be registered for resale pursuant to Rule 415 under the Securities Act or otherwise (a “Cutback”), then the Company shall be entitled to exclude such disallowed Registrable Securities on a pro rata basis among the Holders thereof. If such a Cutback occurs, then the Company shall include such disallowed Registrable Securities in the Additional Registration of filed in accordance with Section 8.1 (a). If the Company is not obligated under Section 8.1 (a) to file an Additional Registration within 180 days of the Relevant Effective Date, then, upon request of the Holders of a majority of the shares subject to the Cutback, the Company shall initiate the Additional Registration for such disallowed Registrable Securities in the manner contemplated by Section 8.1(a).  In no event shall the Company be obligated to make more than one Additional Registration, whether pursuant to this Section 8.3, Section 8.1(a) or any other provision of this Agreement.

8.4           Waivers.  With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Section 8 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended.  Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

           Section 9.                    Waiver; Amendment.  Neither this Agreement nor any provisions hereof shall be modified, amended, discharged or terminated except by an instrument in writing, signed by the party against whom any modification, amendment, discharge or termination is sought.  Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition.  No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same on any other term or condition of this Agreement on any future occasion.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

           Section 10.                  Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company (except to a subsidiary or parent entity of the Company) or the undersigned without the prior written consent of the other party.

           Section 11.                  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER DETERMINED, IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (AS PERMITTED BY SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION)) WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEW YORK TO THE RIGHTS AND DUTIES OF THE PARTIES; PROVIDED, HOWEVER, THAT ALL LAWS PERTAINING OR RELATING TO CORPORATE GOVERNANCE OF THE COMPANY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF DELAWARE TO THE CORPORATE GOVERNANCE OF THE COMPANY.

           Section 12.                  Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

           Section 13.                  Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

           Section 14.                  Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

                                14.1         If to the Company, to it at the following address:

WES Consulting, Inc.
2745 Bankers Industrial Drive
Atlanta, GA 30360
Attention:  Louis Friedman
President

                                14.2         If to the undersigned, to him at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

           Section 15.                  Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

           Section 16.                  Survival.  All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments described in the Term Sheet which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.

           Section 17.                  Notification of Changes.  The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

           Section 18.                  Entire Agreement.  This Agreement, including Appendix A attached hereto, supersede all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and thereof and contain the sole and entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

           Section 19.                  Expenses; Attorneys Fees.  Except as otherwise expressly set forth herein, each party shall pay all expenses incurred by it or on its behalf in connection with this Agreement or any transaction contemplated hereby.

           Section 20.                  Further Assurances.  Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

           Section 21.                  Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement this      day of _____________, 2009.

_____________________________________
Signature

_____________________________________
Print Name

_____________________________________
Number and Street

_____________________________________
City, State and Zip

_____________________________________
Subscriber’s Social Security
or Tax Identification Number

_____________________________________
Signature of Co-owner if applicable

If Joint Ownership, check one (all parties must sign above):

( ) Joint Tenants with Right of Survivorship	( ) Tenants in Common	( ) Community Property

If Fiduciary or Corporation, check one:

( ) Trust	( ) Estate	( ) Power of Attorney	( ) Corporation

CONSIDERATION TO BE DELIVERED

Shares of Common Stock to be Acquired	Amount to be Paid
Number of Shares of Common Stock At $0.30 per share: ______________	$_______________

Accepted by the Company;

By:_________________________________
Name:_______________________________
Title:________________________________

Accepted as of ___________________, 2009

APPENDIX A

ACCREDITED INVESTOR CERTIFICATE

The undersigned Investor hereby certifies that at the Closing (as such term is defined in the Subscription Agreement of which this Appendix B is a part thereof) he is an Accredited Investor as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended  (the “Act”).  The specific category(s) of Accredited Investor applicable to the undersigned is checked below.

_____
a.  An individual whose individual net worth, or joint net worth with that individual’s spouse, at the time of his purchase exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles);

_____
b.  An individual who had an individual income in excess of $200,000 in 2007 and 2008 or joint income with that individual’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2009.  For purposes of this offering, individual income shall equal adjusted gross income, as reported in the investor’s federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the Commission;

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c.  A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____	d. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

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e.  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_____	f. An individual who is a director, executive officer, or general partner of the Company, or a director, executive officer, or general partner of a general partner of the Company; or

_____	g. An entity in which all of the equity owners are Accredited Investors as defined above.

  IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Certificate this day of _______________, 2009.

_____________________________________
Signature

_____________________________________
Print Name